SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO. 1)


                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
               [ ] Soliciting Material Pursuant to Rule 240.14a-12


                               EP MEDSYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:


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[GRAPHIC OMITTED][GRAPHIC OMITTED]




EP MEDSYSTEMS, INC.
575 ROUTE 73, BUILDING D
WEST BERLIN, NEW JERSEY 08091


         November __, 2004



         Dear Shareholder,


         You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on December __, 2004, at 10:00 a.m., eastern standard time, at 120 West 45th Street, 20th Floor, New York, New York.


         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. You will be asked to elect two directors to the Board of Directors, to approve an amendment to our 2002 Stock Option Plan to increase the number of shares that may be issued pursuant to the Plan, and to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.


                                                     Sincerely,


                                                     Reinhard Schmidt
                                                     President and
                                                     Chief Executive Officer

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



                               EP MEDSYSTEMS, INC.
                            575 ROUTE 73, BUILDING D
                          WEST BERLIN, NEW JERSEY 08091

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   TO BE HELD ON  DECEMBER __, 2004


       To the Shareholders:


              The Board of Directors of EP MedSystems, Inc. hereby gives notice that the Annual Meeting of Shareholders of EP MedSystems will be held on December __, 2004 at 10:00 a.m., eastern standard time, at 120 West 45th Street, 20th Floor, New York, New York (the "Annual Meeting"). The purpose of the meeting is to:


       1. Elect two Class III directors to our Board of Directors to serve a three-year term;

       2. To approve an amendment to our 2002 Stock Option Plan to increase the number of shares which may be issued upon exercise of options granted thereunder from 600,000 to 1,000,000;

       3 Consider and act on a proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 10,000,000, from 30,000,000 to 40,000,000 shares;

       4. Act on any other matters as may properly come before the shareholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

             The Board of Directors has fixed the close of business October 20, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment.

             You are cordially invited to attend the Annual Meeting in person. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of EP MedSystems' Proxy Statement is enclosed.

                                          By Order of the Board of Directors,


                                          Matthew C. Hill
                                          Chief Financial Officer and Secretary

       November __, 2004

       YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

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





                               EP MEDSYSTEMS, INC.
                            575 ROUTE 73, BUILDING D
                          WEST BERLIN, NEW JERSEY 08091

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                 TO BE HELD ON  DECEMBER __, 2004



                            INFORMATION ABOUT VOTING

GENERAL


     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc. ("EP MedSystems" or "us" or "we") of proxies for use at the Annual Meeting of Shareholders to be held at 120 West 45th Street, 20th Floor, New York, New York, at 10:00 a.m., eastern standard time, on December __, 2004, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy card are first being distributed to all shareholders entitled to vote on or about November __, 2004.


WHO CAN VOTE?

         Only holders of record as of the close of business October 20, 2004 (the "Record Date") of EP MedSystems' Common Stock, no par value, stated value $.001 per share (the "Common Stock"), and Series A Convertible Preferred Stock, no par value, stated value $.001 per share (the "Series A Preferred Stock"), are entitled to vote at the Annual Meeting. On the Record Date, there were 23,524,316 shares of Common Stock and 373,779 shares of Series A Preferred Stock outstanding.

HOW MANY VOTES CAN I CAST?

         You will be entitled to one vote per share of Common Stock owned by you on the Record Date, and one vote per share of Common Stock into which each share of Series A Preferred Stock owned by you may be converted on the Record Date.

HOW DO I VOTE BY PROXY?


         Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote "FOR" the nominees proposed by the Board of Directors, "FOR" the amendment to the 2002 Stock Option Plan and "FOR" the amendment to the Amended and Restated Certificate of Incorporation (our "Amended Certificate").


WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares as they see fit.

WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

         At any time before the vote at the meeting, you can revoke your proxy either by (i) giving our Secretary a written notice revoking your proxy card,
(ii) signing, dating and returning to our Secretary a new proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person. All written notices or new proxies should be sent to our Secretary at our principal executive offices.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

WHAT ARE BROKER NON-VOTES?

         Broker non-votes are shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

WHAT IS A QUORUM?

         We will hold the Annual Meeting if a quorum is present. A quorum will be present if the holders of a majority of the shares of Common Stock and Series A Preferred Stock entitled to vote on the Record Date (treated as a combined single class) either sign and return their proxy cards or attend the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card. Abstentions and broker non-votes will also be counted as present for purposes of determining if a quorum exists.

WHAT VOTE IS NECESSARY FOR ACTION?

         Passage of Proposal 1 (election of directors) requires, for each director, the affirmative vote of a plurality of the votes cast by the holders of the shares of our Common Stock and Series A Preferred Stock (voting together as a single class) voting in person or by proxy at the Annual Meeting. You will not be able to cumulate your votes in the election of directors. Approval of Proposal 2 (amendment of the 2002 Stock Option Plan) will require the affirmative vote of the holders of a majority of the shares of our Common Stock and Series A Preferred Stock (voting together as a single class) present in person or by proxy of the Annual Meeting and entitled to vote. Approval of Proposal 3 (amendment of the Amended Certificate) will require the affirmative vote of the holders of a majority of the shares of our Common Stock and Series A Preferred Stock (voting together as a single class) present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will not be counted as votes cast in the tabulation of any voting results and will not affect the outcome of the vote.

WHO PAYS FOR THE PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contract you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         EP MedSystems' board of directors consists of five members and is divided into three classes of directors serving three-year terms. One class of directors is elected by shareholders to serve until the third annual meeting following such annual meeting or until their successors are elected and qualified. The current term of the Class III directors expires at the 2004 Annual Meeting, the current term of the Class I director expires at the 2005 Annual Meeting of Shareholders, and the current term of the Class II directors expires at the 2006 Annual Meeting of Shareholders. The term of the two Class III directors to be elected at this Annual Meeting will expire at the 2007 Annual Meeting.

         The Class III directors whose terms expires at the 2004 Annual Meeting of shareholders are Abhijeet Lele and David A. Jenkins. Mr. Lele and Mr. Jenkins have been nominated by the Board of Directors to stand for re-election as Class III directors at the Annual Meeting. The Board of Directors has no reason to believe that either nominee will be unable or unwilling to serve as a director. If, however, either of the nominees becomes unavailable, proxies will have discretionary authority to vote for a substitute Class III nominee.

         In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy, "FOR" the election of Mr. Lele and Mr. Jenkins as Class III directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS AS SET FORTH ABOVE.

CERTAIN INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

         The following information with respect to the principal occupation or employment, other affiliations, and business experience during the past five years of the nominees and each continuing director has been furnished to EP MedSystems by each director.

         NOMINEES FOR CLASS III DIRECTOR

      ABHIJEET LELE (age 39) has served as a director of EP MedSystems since April 2002. He is a Class III director whose term expires in 2004. Since October 1999, Mr. Lele has served as a Managing Member of the general partner of EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. (the "EGS Entities") and other affiliated funds, all of which are private equity funds focusing on investments in private and public healthcare companies. Each of the EGS Entities is a shareholder of EP MedSystems. From 1994 to 1997, Mr. Lele was a consultant in the healthcare practice of McKinsey & Company. Before joining McKinsey & Company, Mr. Lele held operating positions in the pharmaceutical and biotechnology industries. He holds a MA in molecular biology from Cambridge University and an MBA with distinction from Cornell University. Mr. Lele also serves as a director of CryoCath Technologies (TSE:CYT), Stereotaxis, Inc. (NASDQ: STXS), Optiscan Biomedical Corporation and Ekos Corporation.

      DAVID A. JENKINS (age 46) is a founder and currently the Chairman of the Board of Directors of EP MedSystems. He is a Class III director whose term expires in 2004. Mr. Jenkins served as the Chief Executive Officer of EP MedSystems from its inception in 1993 until August 2002, and has been the Chairman since 1995. Mr. Jenkins also served as President of EP MedSystems from its inception in 1993 until August 2001. He also currently serves as President and a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

         DIRECTORS CONTINUING IN OFFICE

      PAUL L. RAY (age 57) has served as a director of EP MedSystems since
July 2002. He is a Class II director whose term expires in 2006. Mr. Ray is co-founder of MedCap Ltd. and Konrad Capital, LLC. He formerly served as the President, CEO and Chairman of Image Guided Technologies, Inc. ("IGT") in Boulder, CO. Mr. Ray orchestrated IGT's venture funding, its public offering and NASDAQ listing and finally the sale of IGT to Stryker Corporation in August of 2000. Mr. Ray has served as Commissioner and Chairman for The Colorado Advanced Technology Institute. Mr. Ray currently serves as a Director for the Colorado Technology Incubator and the Colorado Biotechnology Association. In addition, he was appointed in 1999 to the position of Co-Vice Chairman of the Governor's Commission on Science and Technology for the State of Colorado. In January 2003, Mr. Ray became a partner in the New York-based investment banking firm of McKim and Company, LLC, where he serves as the lifesciences partner. Mr. Ray currently holds the position of President and Chief Executive Officer of Nervonix, Inc., which has developed imaging technology for pain management. Mr. Ray has over 32 years of experience in the medical industry, with an emphasis on medical devices, and has held senior management positions with Dow Corning Corporation,
V. Mueller Allegiance, a division of Cardinal Medical, Collagen Corporation and TMJ Implants.

      REINHARD SCHMIDT (age 49) has served as President, Chief Operating Officer and a director of EP MedSystems since August 2001. In August 2002, he also took on the additional duties of Chief Executive Officer. He is a Class II director whose term expires in 2006. From 1998 through 2001, Mr. Schmidt was President of Surgical Navigation Specialist, Inc. From 1995 to 1998, Mr. Schmidt was Vice President and General Manager of Siemens Healthcare Services, a Siemens company. From 1990 to 1995, Mr. Schmidt worked with General Electric Medical Systems as Manager of National Accounts and Managed Health Care Services. Prior to that, Mr. Schmidt had over 12 years experience with Unysis Corp., culminating in the position of Director of Finance.

      RICHARD C. WILLIAMS (age 61) was elected to the Board of Directors in August of 2002. He is a Class I director whose term expires in 2005. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment and was recently appointed to the position of non-executive Chairman of the Board of Cellegy Pharmaceuticals, Inc., a Nasdaq specialty pharmaceutical company. From 2000 to April 2001, he also served as Vice Chairman - Strategic Planning and a director of King Pharmaceuticals Inc., a NYSE specialty pharmaceutical company. From 1992 to 2000, prior to its acquisition by King Pharmaceuticals in 2000, Mr. Williams served as Chairman and a director of Medco Research, a NYSE cardiovascular pharmaceutical development company. From 1997 to 1999, he was Co-Chairman and a director of Vysis, a Nasdaq genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is also Chairman and a director of ISTA Pharmaceuticals, Inc., a Nasdaq ophthalmology company, and is a former member of the Listed Company Advisory Committee of New York Stock Exchange.

         No family relationships exist between any of the directors or executive officers of EP MedSystems.

COMPENSATION OF DIRECTORS

         Non-employee directors of EP MedSystems received amounts ranging from $18,000 to $19,000 for their service for the year ended December 31, 2003. Directors will be compensated for the year ended December 31, 2004 as follows:
(i) a retainer of $15,000 per year is payable to each outside director payable in quarterly installments, (ii) a meeting fee of $1,500 per director is payable with respect to each regularly scheduled meeting, and (iii) a meeting fee of $1500 is payable for each telephone meeting in excess of one hour. In addition, the directors are reimbursed for their reasonable travel expenses incurred in performance of their duties as directors.

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


CERTAIN INFORMATION CONCERNING BOARD MEETINGS AND COMMITTEES

           During the year ended December 31, 2003, the Board of Directors met eight times. EP MedSystems' Board of Directors has established standing Audit, Compensation, Plan and Nominating committees. The Audit Committee met eight times, the Compensation Committee met eight times, the Plan Committee met once, and the Nominating Committee met 2 times during fiscal year 2003. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the Audit, Compensation, Plan or Nominating Committee attended at least 75% of the committee meetings.

         AUDIT COMMITTEE. Currently, Mr. Lele, Mr. Williams and Mr. Ray are members of the Audit Committee. Pursuant to the current rules of the Nasdaq Stock Market applicable to EP MedSystems, a majority of the members of the Audit Committee are independent. The Board has determined that Mr. Williams and Mr. Ray are "independent directors" under current Nasdaq Stock Market Rules. The Board has determined that Mr. Lele qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. Pursuant to the rules of the Nasdaq Stock Market, the Board is not yet required to determine whether Mr. Lele is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. The Audit Committee oversees EP MedSystems' accounting, financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent public accountants on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains EP MedSystems' independent public accountants. It also maintains direct responsibility for the compensation, termination and oversight of EP MedSystems' independent public accountants' qualifications, performance and independence. The Audit Committee approves all services provided to EP MedSystems by the independent public accountants and reviews all non-audit services to ensure they are permitted under current law. The Committee also monitors compliance with the Foreign Corrupt Practices Act and EP MedSystems' policies on ethical business practices and reports on these items to the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A

         COMPENSATION COMMITTEE. Currently, the members of the Compensation Committee are Mr. Ray (chairman), Mr. Williams and Mr. Lele. The Compensation Committee reviews, administers and determines compensation arrangements for EP MedSystems' executive officers and administers the 1995 Long Term Incentive Plan and 2002 Stock Option Plan. The Compensation Committee consists of at least two non-employee directors, none of whom may receive options under the 1995 Long Term Incentive Plan or the 2002 Stock Option Plan.

         PLAN COMMITTEE. Currently, the members of the Plan Committee are Mr. Jenkins and Mr. Schmidt. The Plan Committee administers the 1995 Director Option Plan. None of the members of the Plan Committee are eligible to participate in the 1995 Director Option Plan.

         NOMINATING COMMITTEE. Currently, the members of the Nominating Committee are Mr. Jenkins and Mr. Schmidt. Pursuant to the current rules of the Nasdaq Stock Market applicable to EP MedSystems, the Board is not yet required to determine whether the members of the Nominating Committee are independent. The Nominating Committee's responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors. The Nominating Committee currently does not have a written charter.

DIRECTOR NOMINATION PROCESS


         CRITERIA FOR BOARD MEMBERSHIP. In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that the board has a sufficient number of independent directors to satisfy the Audit Committee requirement set forth in Nasdaq Stock Market Rule 4350-1(d)(2) and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

         STOCKHOLDER NOMINEES. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any shareholder of the Company entitled to vote for the election of directors may nominate a person for election to the Company's Board of Directors if such shareholder follows the procedures outlined in our Bylaws, which are summarized below. Shareholder nominations shall be made pursuant to notice in writing to the Secretary of the Company within the time frame described in the Bylaws of the Company and under the caption, "Stockholder Proposals" below. A shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the number of shares of capital stock of the corporation which are beneficially owned by the person and
(ii) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the shareholder giving the notice (i) the name and business address and residence address of the shareholder and (ii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The presiding officer of the annual meeting will determine and declare at the annual meeting whether the nomination was made in accordance with these terms. If not, the defective nomination will be disregarded.

         PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES. The Nominating Committee believes EP MedSystems is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of EP MedSystems and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

         BOARD NOMINEES FOR THE 2004 ANNUAL MEETING. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

COMMUNICATIONS WITH DIRECTORS

         Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Secretary, EP MedSystems, Inc., 575 Route 73 North, Bldg. D, West Berlin, New Jersey 08091. . Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee.

         The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Two of our directors attended the 2003 annual meeting.

                                 CODE OF ETHICS

         We have adopted a written code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is included in our Code of Business Conduct and Ethics. All of our directors and employees, including our Chief Executive Officer and other senior executives, are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Business Conduct and Ethics to the attention of EP MedSystems, through management or by using EP MedSystems' confidential compliance line. A copy of our Code of Business Conduct and Ethics is available on our website at http://www.epmedsystems.com. We will also provide a copy of our code of ethics to any person without charge upon written request addressed to EP MedSystems, Inc., 575 Route 73 North, Bldg. D, West Berlin, New Jersey 08091, Attention: Matthew C. Hill, Chief Financial Officer.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

IDENTIFICATION OF EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of EP MedSystems:

             NAME               AGE                  POSITION                                           OFFICER SINCE
    David A. Jenkins            46      Chairman of the Board of Directors                                  1993
    Reinhard Schmidt            49      President and Chief Executive Officer                               2001
    Matthew C. Hill             36      Chief Financial Officer, Treasurer and Secretary                    2003
    C. Bryan Byrd               43      Vice President, Engineering and Manufacturing                       1993
    John Huley                  47      Vice President, Sales                                               2004

         DAVID A. JENKINS is a founder and currently the Chairman of the Board of Directors EP MedSystems. Mr. Jenkins served as the Chief Executive Officer of EP MedSystems from its inception in 1993 until August 2002, and as Chairman since 1995. Mr. Jenkins also served as President of EP MedSystems from its inception in 1993 until August 2001. He also currently serves as President and a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

         REINHARD SCHMIDT has served as President, Chief Operating Officer and a director of EP MedSystems since August 2001. In August 2002, he also took on the additional duties of Chief Executive Officer. From 1998 through 2001, Mr. Schmidt was President of Surgical Navigation Specialist, Inc. From 1995 to 1998, Mr. Schmidt was Vice President and General Manager of Siemens Healthcare Services, a Siemens company. From 1990 to 1995, Mr. Schmidt worked with General Electric Medical Systems as Manager of National Accounts and Managed Health Care Services.

         MATTHEW C. HILL served as the Controller of EP MedSystems from August 2002 to March 2003. In March 2003, Mr. Hill was appointed as EP MedSystems' Chief Financial Officer. From 1994 through 2002 Mr. Hill he held various positions up to the level of senior manager with the international accounting and auditing firm of Grant Thornton LLP. He has over 12 years of experience in finance and accounting.

         C. BRYAN BYRD is the Vice President, Engineering and Manufacturing of EP MedSystems. Mr. Byrd joined EP MedSystems in April 1993 to oversee software development for new products. Prior to joining EP MedSystems, Mr. Byrd co-founded and served as the Director of Engineering for BioPhysical Interface Corp. from 1989 to 1993, where he was responsible for developing automated computerized monitoring equipment for pacemaker and open heart operating rooms and follow-up clinics. Prior to his involvement with BioPhysical Interface Corp., Mr. Byrd was employed by Mt. Sinai Medical Center in Miami Beach, Florida as a clinical software engineer.

         JOHN HULEY, is the Vice President of Sales. From 2000 to 2004, Mr. Huley held the position of Northeast Region Manager with Abbott Vascular Devices, where he managed the Northeastern U.S. in sales of interventional cardiology devices. Prior to that, he worked for over 17 years with United States Surgical Corporation where he rose to Divisional Manager primarily responsible for sales of surgical stapling and suture devices. Mr. Huley has over 20 years of increasing responsibilities in surgical device and interventional cardiology device sales and sales management.

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth certain information concerning compensation paid or accrued to the Chief Executive Officer and each of EP MedSystems' four most highly paid executive officers whose salary and bonus for all of their services in all capacities in 2003 exceeded $100,000.

                                                SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                                                       -----------------------------------------------------
                                        ANNUAL COMPENSATION                           AWARDS                   PAYOUTS
                               --------------------------------------- -----------------------------------------------------
NAME                                                        OTHER        RESTRICTED   SECURITIES                   ALL
AND                                                         ANNUAL         STOCK      UNDERLYING     LTIP         OTHER
PRINCIPAL                          SALARY    BONUS       COMPENSATION     AWARD(S)     OPTIONS/    PAYOUTS    COMPENSATION
POSITION                  YEAR       ($)       ($)           ($)             $         SARS (#)      ($)            $
                          ----       ---       ---           ---             -         --------      ---            -

Reinhard Schmidt          2003     $257,720   $37,500                   -                       -
President and Chief       2002     $215,533   $60,000          45,000 (1)             175,000
Executive Officer         2001      $77,359         -          30,000 (1)                     (2)
from August 2002                                                                      160,000 (3)

Matthew C. Hill           2003     $108,224   $16,875                                 103,750 (4)
Chief Financial
Officer

C. Bryan Byrd             2003     $172,500                                            73,000 (5)
Vice President,           2002     $156,563                                            50,000 (6)
Engineering               2001     $150,000                                                     -
and Manufacturing

John Talarico             2003     $127,965   $11,000                                   2,500 (7)
Vice President,           2002     $104,000         -                                  10,000 (8)
Regulatory and
Quality Assurance

Mark Adams                2003     $149,019   $15,000                                 100,000 (9)               $10,750 (10)
Vice President, Sales
and Marketing

------------------------------------

(1) In August 2001, in connection with Mr. Schmidt's employment, among other things, Mr. Schmidt was allowed to purchase 100,000 shares of our common stock at $2.20 per share (the "Shares"). EP MedSystems provided a two-year, interest-free, non-recourse loan in the amount of $220,000 to finance the purchase price of the Share, which loan was secured by a pledge to EP MedSystems of the Shares, and the principal balance of which was to be forgiven ratably over the term of the loan. If Mr. Schmidt had terminated his employment prior to August 20, 2003, the remaining principal balance not forgiven would have been due and payable. EP MedSystems has determined that the treatment for the valuing and recording of the Shares purchased is similar to the accounting for stock options that qualify for variable plan accounting. Based on the purchase price of the shares of our common stock at the time of issuance, the intrinsic value of these instruments was zero and, as such, no compensation expense was recorded. The Shares were re-measured on a quarterly basis and any resulting compensation expense was to be amortized over the life of the note. In July 2002, EP MedSystems and Mr. Schmidt agreed to rescind the stock purchase transaction with respect to 75,000 of the Shares (the portion which had not already been paid for through forgiveness of the loan). EP MedSystems recorded $45,000 in compensation expense as of December 31, 2003.

(2) In consideration for the rescission of the stock purchase transaction described in footnote (1) above, Mr. Schmidt was granted an incentive stock option to purchase 75,000 shares of our common stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 annual meeting of shareholders) at an exercise price equal to $2.20 per share (the original purchase price established in connection with Mr. Schmidt's stock purchase rights was greater than

                                       9

         the fair market value of the common stock on the date of grant of the stock option). This stock option vests over four years from the date of grant. EP MedSystems recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 annual meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.20. The compensation charge is amortized over the vesting period of 4 years. Mr. Schmidt was also granted an option in September 2001 under the 1995 Director Option Plan to purchase 60,000 shares of our common stock at an exercise price of $1.85 per share (the price of the stock on the date of grant); that option was to vest 1,000 shares per month. Because Mr. Schmidt was not entitled to participate in the 1995 Director Option Plan, this option was cancelled in July 2002 in consideration for the grant to Mr. Schmidt of an incentive stock option to purchase 60,000 shares of common stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 annual meeting of shareholders) at an exercise price equal to $2.10 per share (the fair market value of the common stock on the date of grant). EP MedSystems recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 annual meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.10. The compensation charge is amortized over the vesting period of 4 years. Lastly, on August 29, 2002, Mr. Schmidt was granted, 40,000 shares of our common stock at $2.40 per share, with 20% vesting on each anniversary date. Those options have a term of 10 years.

(3) In connection with Mr. Schmidt's employment in August 2001, EP MedSystems granted to Mr. Schmidt an option, under the 1995 Long-Term Incentive Plan, to purchase 100,000 shares of common stock at an exercise price of $1.91 per share (the price of the stock on the date of grant); the option vests over four years. Also, Mr. Schmidt was granted an option, under the 1995 Director Option Plan, to purchase 60,000 shares of common stock at an exercise price of $1.91 per share (the price of the stock on the date of grant); the option vests 1,000 shares per month. In addition, Mr. Schmidt received a five-year warrant, which vested immediately, to purchase an additional 100,000 shares of common stock at an exercise price of $2.75 per share.

(4) On March 5, 2003, EP MedSystems granted Mr. Hill an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 2002 Stock Option Plan, at an exercise price of $1.32 per share. On August 15, 2003, EP MedSystems granted Mr. Hill an incentive stock option to purchase 3,750 shares of our common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.55 per share. On August 26, 2003, EP MedSystems granted Mr. Hill an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.25 per share. The options vest over 5 years, and the term of the options is 10 years.

(5) On May 7, 2003, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 2002 Stock Option Plan, at an exercise price of $2.14 per share. On July 22, 2003, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 18,000 shares of our common stock pursuant to the 1995 Long Term Incentive Plan, at an exercise price of $2.91 per share. On November 19, 2003, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 5,000 shares of our common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.75 per share. The options vest over 5 years, and the term of the options is 10 years.

(6) On August 29, 2002, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 2002 Stock Option Plan, at an exercise price of $2.40 per share. The options vest 10,000 per year, and the term of the option is ten years.

(7) On November 19, 2003, EP MedSystems granted Mr. Talarico an incentive stock option to purchase 2,500 shares of our common stock pursuant to the 1995 Long Term Incentive Plan, at an exercise price of $3.75 per share. The options vest over 5 years, and the term of the options is 10 years.

(8) On February 26, 2002, EP MedSystems granted Mr. Talarico an incentive stock option to purchase 10,000 shares of our common stock pursuant to the 1995 Long Term Incentive Plan, at an exercise price of $2.60 per share. Options to purchase 2,000 shares vest one year from the date of grant and an additional 2,000 shares vest each year thereafter. The term of such options is ten years.

(9) On January 20, 2003, EP MedSystems granted Mr. Adams an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 1995 Long Term Incentive Plan, at an exercise price of $1.79 per share. On March 5, 2003, EP MedSystems granted Mr. Adams an incentive stock option to purchase 50,000 shares of our common stock pursuant to the 2002 Stock Option Plan, at an exercise price of $1.32 per share. The options vest over 5 years, and the term of the options is 10 years.

(10)     Reimbursement of relocation expenses.

                                       10

STOCK OPTIONS

         The following table sets forth certain information concerning grants of stock options to each of the executive officers identified in the Summary Compensation Table during the fiscal year ended December 31, 2003.

                                                        OPTION GRANTS IN FISCAL YEAR 2003

                                    NUMBER OF SHARES        PERCENT OF TOTAL        EXERCISE
                                   UNDERLYING OPTIONS      OPTIONS GRANTED TO      PRICE PER
                                        GRANTED             EMPLOYEES IN 2003        SHARE      EXPIRATION DATE
                                  ---------------------- ------------------------ ------------- ---------------
                                                 -                  -                   -                         -
Reinhard Schmidt (1)
President and Chief Executive
Officer

                                          50,000                11%                 $2.25          August 26, 2013
Matthew C. Hill                            3,750                 1%                 $2.55          August 15, 2013
Chief Financial Officer                   50,000                11%                 $1.32            March 5, 2013

C. Bryan Byrd (1)                          5,000                 1%                 $3.75        November 19, 2013
Vice President, Engineering               18,000                 4%                 $2.91            July 22, 2013
and Manufacturing                         50,000                11%                 $2.14              May 7, 2013


John Talarico (1)
Vice President,
Regulatory and
Quality Assurance                          2,500                 1%                 $3.75        November 19, 2013


Mark Adams (1)
Vice President, Sales and                 50,000                11%                 $1.32            March 5, 2013
Marketing                                 50,000                11%                 $1.79         January 20, 2013

(1) See applicable footnotes to above Summary Compensation Table.


         The exercise prices of the options granted during the fiscal year ended December 31, 2003 were equal to or greater than the fair market value of our common stock on the date of each grant.

OPTION EXERCISES AND HOLDINGS

          The following table provides certain information with respect to each of the executive officers identified in the Summary Compensation Table concerning the exercise of stock options during the fiscal year ended December 31, 2003 and the value of unexercised stock options held as of such date.

                                        AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

                                                                                            VALUE OF UNEXERCISED
                                                       NUMBER OF SHARES UNDERLYING         IN-THE-MONEY OPTIONS AT
                                                       OPTIONS AT DECEMBER 31, 2003         DECEMBER 31, 2003 (1)
                                                       --------------------------           --------------------------
                              SHARES
                             ACQUIRED      VALUE
NAME                        ON EXERCISE   REALIZED   EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------           -----------   --------   ----------      -------------     -----------     -------------
Reinhard Schmidt

President and Chief
Executive Officer (2)             0           0         107,000           168,000        $107,200         $150,800

Matthew C. Hill (2)
Chief Financial Officer           0           0           3,000           115,750          $3,100         $139,800

C. Bryan Byrd (2)
Vice President,
Engineering and
Manufacturing                     0           0          50,000           133,000         $23,500          $72,900

John Talarico (2)
Vice President,
Regulatory and
Quality Assurance                 0           0           2,000            10,500            $900           $3,500
Mark Adams
Vice President, Sales and
Marketing                         0           0               0           100,000              $0         $148,500
--------------------------

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the Nasdaq National Market of $3.04 per share on December 31, 2003.

(2)       See footnotes to above Summary Compensation Table.


         During the fiscal year ended December 31, 2003, no options were exercised.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information as of December 31, 2003 concerning outstanding options and rights to purchase our common stock granted to participants in EP MedSystems' equity compensation plans and the number of shares of our common stock remaining available for issuance under such equity compensation plans.

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES                                FUTURE ISSUANCE UNDER
                                           TO BE ISSUED UPON     WEIGHTED-AVERAGE EXERCISE     EQUITY COMPENSATION
                                              EXERCISE OF          PRICE OF OUTSTANDING         PLANS (EXCLUDING
                                          OUTSTANDING OPTIONS,     OPTIONS, WARRANTS AND     SECURITIES REFLECTED IN
PLAN CATEGORY                             WARRANTS AND RIGHTS             RIGHTS                   COLUMN (A))
-------------
                                                  (A)                      (B)                        (C)
Equity  compensation  plans approved by
security holders (1)..................        1,420,000               $2.40                       514,790
                                              ---------                                            -------

Equity  compensation plans not approved
by security holders (2) ..............          167,000               $1.95                                -
                                             ----------                                     ----------------

Total.................................        1,587,410               $2.35                       514,790
                                              ---------                                            -------

(1) This consists of EP MedSystems' (i) 1995 Long Term Incentive Plan, (ii) 1995 Director Option Plan, and (iii) 2002 Stock Option Plan.

(2) These compensation plans or arrangements consist of options approved by our Board of Directors and granted to certain employees, directors and outside consultants from time to time to incentivize such persons in connection with EP MedSystems' business.

       For a description of the 1995 Long Term Incentive Plan, 1995 Director Option Plan, and 2002 Stock Option Plan, see "Compensation Plans and Other Arrangements" below.

                                LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
                                                                          ESTIMATED FUTURE PAYOUTS UNDER NON- STOCK
                                                                          PRICED-BASED PLANS
          (A)                     (B)                     (C)                  (D)            (E)             (F)
                           NUMBER OF SHARES,      PERFORMANCE OR OTHER
                             UNITS OR OTHER     PERIOD UNTIL MATURATION   THRESHOLD ($     TARGET          MAXIMUM ($
          NAME                 RIGHTS (#)              OR PAYOUT              OR #)         ($ OR #)         OR #)
----------------------     ----------------     -----------------------   -----------      ---------       ----------
Reinhard Schmidt
President and Chief                -                       -                    -              -               -
Executive Officer from
August 2002

Matthew C. Hill                 103,750              5-Year Vesting             -              -               -
Chief Financial Officer

C. Bryan Byrd                    73,000              5-Year Vesting             -              -               -
Vice President,
Engineering and
Operations

John Talarico                     2,500              5-Year Vesting             -              -               -
Vice President,
Regulatory and
Quality Assurance

Mark Adams                      100,000              5-Year Vesting             -              -               -
Vice President, Sales
and Marketing

COMPENSATION PLANS AND OTHER ARRANGEMENTS

         1995 LONG TERM INCENTIVE PLAN

          EP MedSystems' 1995 Long Term Incentive Plan was adopted by our Board of Directors and shareholders in November 1995. There are 100,000 shares of our common stock available for issuance under the 1995 Long Term Incentive Plan. As of December 31, 2003, options to purchase 770,410 shares were outstanding at exercise prices ranging from $1.34 to $4.25 per share. The 1995 Long Term Incentive Plan provides for grants of "incentive" and "non-qualified" stock options to employees of EP MedSystems. The 1995 Long Term Incentive Plan is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability thereof. The 1995 Long Term Incentive Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

          The exercise price of incentive stock options granted under the 1995 Long Term Incentive Plan must be equal to at least the fair market value of our common stock on the date of grant, and the term of such options may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of EP MedSystems' outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of the common stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of common stock (determined as of the date of the option grant) for which an incentive stock option may for the first time become exercisable in any calendar year may not exceed $100,000.

         1995 DIRECTOR OPTION PLAN

          EP MedSystems' 1995 Director Option Plan was adopted by the Board of Directors and shareholders in November 1995. A total of 540,000 shares of our common stock are available for issuance under the 1995 Director Option Plan, and options to purchase 240,000 shares were outstanding as of December 31, 2003 at exercise prices ranging from $2.00 to $2.50 per share. The 1995 Director Option Plan provides for grants of "director options" to eligible directors of EP MedSystems and for grants of "advisor options" to eligible members of the Scientific Advisory Board. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. The 1995 Director Option Plan is administered by the Plan Committee of our Board of Directors, which determines the optionees and the terms of the options granted, including the exercise price and the number of shares subject to the options. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

         2002 STOCK OPTION PLAN

          EP MedSystems' 2002 Stock Option Plan was approved by the shareholders in August 2002. A total of 600,000 shares of our common stock are reserved for issuance under the 2002 Stock Option Plan. The 2002 Stock Option Plan provides for grants of incentive stock options to employees and officers of EP MedSystems and non-statutory stock options to employees, officers, advisors and consultants of EP MedSystems. The 2002 Stock Option Plan is administered by the Compensation Committee. The 2002 Stock Option Plan will terminate on August 29, 2012, unless terminated earlier by the Board of Directors. At December 31, 2003, options to purchase 410,000 shares were outstanding at exercise prices ranging from $1.32 to $2.40.

EMPLOYMENT AGREEMENTS

         EP MedSystems entered into an employment agreement, dated as of July 20, 2001 (and effective on commencement, August 20, 2001), with Reinhard Schmidt. Under that agreement, Mr. Schmidt served as President and Chief Operating Officer of EP MedSystems for an initial term of 2 years at an annual salary of $200,000. The Board of Directors has discretion to approve salary increases and bonuses. On August 29, 2002, Mr. Schmidt added the duties of Chief Executive Officer, and the Compensation Committee of the Board increased the executive compensation to $250,000. The agreement provides that unless terminated by either party providing the other with written notice of its intention not to renew at least 30 days prior to the scheduled expiration date, the agreement will renew automatically after the initial two-year term for successive one-year terms. The agreement further provides that if the agreement is terminated by EP MedSystems without cause, or by Mr. Schmidt for good reason (including the occurrence of certain events within one year of change in control), Mr. Schmidt will be entitled to severance payments equal to Mr. Schmidt's then-current base salary for a period of twelve months. On August 20, 2004, Mr. Schmidt's employment agreement automatically renewed through August 2005.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROMISSORY NOTE TRANSACTION AND PRIVATE PLACEMENT FINANCING TRANSACTION INVOLVING EGS PRIVATE HEALTHCARE PARTNERSHIP, L.P. AND EGS PRIVATE HEALTHCARE COUNTERPART, L.P. (THE "EGS ENTITIES")

         On December 30, 2002, we issued notes, in an aggregate amount of $1 million, to EGS Private Healthcare Partners L.P. and EGS Private Healthcare Counterpart L.P. A Managing Member of the general partner of the EGS Entities, Abhijeet Lele, is also a member of our Board of Directors. On January 31, 2003, the notes were converted into equity in connection with a related private placement.

FINANCING TRANSACTION WITH MEDTRONIC, INC./PLEDGE OF SECURITY BY DAVID A.
JENKINS.

         The $3.2 million note issued by us to Medtronic, Inc., a shareholder in EP Med, was secured by a pledge of certain shares of stock in a privately held company owned by David Jenkins, the Chairman of our Board of Directors. The note was repaid in February 2004.

LOAN TO C. BRYAN BYRD.

         In May 2000, we loaned $100,000 to one of our officers, Mr. Byrd, to finance his exercise of fully vested options. This recourse loan bore interest at the Federal Fund rate and was collateralized by 50,000 shares of our common stock. Principal and any accrued interest was due and payable on May 23, 2003. On April 4, 2003, the principal amount of, and all accrued and unpaid interest on, the note receivable were repaid by Mr. Byrd through return to treasury of the 50,000 shares of common stock, which collateralized that loan. The market price of our common stock on the date of such return was $2.08. The shares were recorded on the balance sheet under the caption "Treasury Stock."

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed EP MedSystems' audited financial statements for the fiscal year ended December 31, 2003 with EP MedSystems' management. In addition, the Audit Committee discussed with EP MedSystems' independent auditors, Grant Thornton LLP, the matters required by Statement on Auditing Standards No. 61, as may be modified or supplemented (as in effect on the date of EP MedSystems' financial statements), which include the following:

o Grant Thornton LLP's responsibility under generally accepted auditing standards,

o        Significant accounting policies,

o        Management's judgments and accounting estimates,

o        Significant audit adjustments,

o        Other information in documents containing audited financial statements,

o Disagreements with EP MedSystems' management, including accounting principles, scope of audit and disclosures,

o Major issues discussed with EP MedSystems' management prior to retention of Grant Thornton LLP, and

o        Difficulties encountered in performing the audit.

         The Audit Committee received and discussed with Grant Thornton LLP written disclosures and the letter regarding any significant relationships that could impair Grant Thornton LLP's independence (as required by Independence Standards Board Statement No. 1, , as may be modified or supplemented, as in effect on the date of EP MedSystems' financial statements), and considered the compatibility of non-audit services with Grant Thornton LLP's independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board of Directors that EP MedSystems' audited financial statements for the fiscal year ended December 31, 2003 be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

                                                  MEMBERS OF THE AUDIT COMMITTEE
                                                  Abhijeet Lele, Chairman
                                                  Richard C. Williams
                                                  Paul L. Ray

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Grant Thornton LLP ("Grant Thornton") served as EP MedSystem's independent certified public accountants for the fiscal year ended December 31, 2003. The Audit Committee of the Board of Directors has selected Grant Thornton to act as EP MedSystems' independent auditors for the fiscal year ending December 31, 2004. A representative of Grant Thornton is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS

         As disclosed in the Company's Form 8-K filed with the SEC on September 2, 2003, on August 25, 2003, the Audit Committee of our Board of Directors, acting on behalf of the Company and our Board of Directors, dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountant. The decision to change accountants was approved by the Audit Committee of our Board of Directors.

         During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through August 25, 2003 (the "Reporting Period"), none of PwC's reports on our financial statements contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the following: (1) a reference in the PwC report on the 2002 financial statements to the adoption of the provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002 and (2) and a reference in the PwC report on the 2001 financial statements to a revision of such financial statements with respect to the valuation allowance related to net operating losses incurred in the State of New Jersey.

         Except as noted in the immediately succeeding paragraph, in connection with its audits for the fiscal years ended December 31, 2002 and 2001 and through August 25, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Company and PwC had a disagreement with respect to the application of Emerging Issues Task Force ("EITF") Issue No. 00-27, "Application of Issue 98-5 to Certain Convertible Instruments", and EITF 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios" as it relates to the interest charge associated with certain beneficial features and the intrinsic value of embedded conversion options within convertible promissory bridge notes outstanding at December 31, 2002 and converted to equity on January 31, 2003. After discussions among the Audit Committee of our Board of Directors, our management and PwC, the matter was resolved to the satisfaction of PwC. If this matter had not been resolved to the satisfaction of PwC, it would have been referred to in PwC's audit report on the Company's financial statements as of and for the year ended December 31, 2003 if one were to have been issued. PwC was authorized to respond fully to the inquiries of any successor independent accounting firm regarding this disagreement.

         As disclosed in our Form 8-K filed with the SEC on September 3, 2003, we appointed Grant Thornton as our independent accountant on September 3, 2003. The change of independent accountant was approved by the Audit Committee of our Board of Directors. We did not consult with Grant Thornton during the fiscal years ended December 31, 2001 or December 31, 2002, or during the interim period through September 3, 2003, on (i) any matter which was the subject of any disagreement, (ii) the application of accounting principles to a specified transaction, either completed or proposed, or (iii) the type of audit opinion that might be rendered on our financial statements. With respect to (i) to (iii) above, Grant Thornton provided no written report or oral advice that was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue.

AUDIT AND OTHER FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

         The aggregate fees billed by PwC for professional services rendered for the audit of our annual financial statements for the years ended December 31 2002, the review of the financial statements included in the our Forms 10-QSB and consents issued in connection with our filings on Form S-3 and Form 10-KSB for 2003 and 2002 totaled $144,450 and $188,700, respectively.

         The aggregate fees billed by Grant Thornton for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2003, the review of the financial statements included in the our Forms 10-QSB and consents issued in connection with our filings on Form S-3 for 2003 and 2002 totaled $45,506 and $0, respectively.

AUDIT-RELATED FEES

         No fees were billed by PwC for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, for the years ended December 31, 2003 and 2002, and are not disclosed in the paragraph captions "Audit Fees" above.

         No fees were billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, for the years ended December 31, 2003 and 2002, and are not disclosed in the paragraph captions "Audit Fees" above.

TAX FEES

         The aggregate fees billed by PwC for professional services rendered for tax compliance, for the years ended December 31, 2003 and 2002, were $34,500 and $38,135, respectively. The aggregate fees billed by PwC for professional services rendered for tax advice and tax planning, for the years ended December 31, 2003 and 2002, were $13,655 and $20,875, respectively.

         No fees were billed by Grant Thornton for professional services rendered for tax compliance, for the years ended December 31, 2003 and 2002. No fees were billed by Grant Thornton for professional services rendered for tax advice and tax planning, for the years ended December 31, 2003 and 2002.

ALL OTHER FEES

         No fees were billed by PwC for products and services, other than the services described in the paragraphs captions "Audit Fees", "Audit-Related Fees", and "Tax Fees" above for the years ended December 31, 2003 and 2002.

         No fees were billed by Grant Thornton for products and services, other than the services described in the paragraphs captions "Audit Fees", "Audit-Related Fees", and "Tax Fees" above for the years ended December 31, 2003 and 2002.

AUDIT COMMITTEE POLICIES AND PROCEDURES

         The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by PwC and Grant Thornton in 2003. Consistent with the Audit Committee's responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or his designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit

Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by PwC and Grant Thornton.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Based upon information available to us, the following table sets forth certain information regarding beneficial ownership of our common stock as of October 20, 2004, by (i) each of our directors, (ii) each of the executive officers identified in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known to us to beneficially own more than five percent of our common stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.


                                                        SHARES OF COMMON STOCK BENEFICIALLY
         NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNED (1)                       PERCENT OF CLASS
---------------------------------------------------     -----------------------------------           ----------------
Group comprised of Cardiac Capital, LLC, Rollins                     3,388,500(2)                           14.4%
Investment Fund, R. Randall Rollins, Gary W. Rollins
and David A. Jenkins

         Cardiac Capital, LLC                                        2,250,000                               9.6%
         2170 Piedmont Road, N.E.
         Atlanta, Georgia 30324 (3)

         Rollins Investment Fund                                     2,250,000                               9.6%
         R. Randall Rollins
         Gary W. Rollins
         2170 Piedmont Road, N.E.
         Atlanta, Georgia 30324 (4)
                                                                                                            14.4%
         David A. Jenkins                                            3,388,500
         Chairman of the Board
         c/o EP MedSystems, Inc.
         575 Route 73 N, Building D
         West Berlin, New Jersey 08091 (5)

Group comprised of Greenberg Healthcare Management,                  2,967,326                              12.6%
LLC, EGS Partners, LLC, The Pharmaceutical/Medical
Technology Fund, L.P., Strategic Healthcare
Investment Fund, EGS Private Healthcare Associates,
LLC, EGS Private Healthcare Partnership, L.P.,
Frederic Greenberg, and Abhijeet Lele
350 Park Avenue, 11th Floor
New York, New York 10022 (6)

Group comprised of S.A.C. Capital Advisors, LLC,                     1,561,307                              6.6%
S.A.C Capital Associates, LLC, S.A.C. Capital
Management, LLC and Steven A. Cohen.
172 Cummings Point Road
Stamford, CT  06902 (7)

Boston Scientific Corporation                                        1,481,028                              6.2%
One Boston Scientific Place
Natick, MA 07160 (8)

Reinhard Schmidt                                                       264,000                              1.1%
President, Chief Executive Officer and Director
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey  08091 (9)


                                       19


Matthew C. Hill                                                         26,750                                *
Chief Financial Officer
c/o EP MedSystems, Inc.
575 Route 73, N, Building D
West Berlin, NJ  08091 (10)

C. Bryan Byrd                                                          105,600                                *
Vice President, Engineering and Manufacturing
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey  08091 (11)

John Talarico                                                            4,000                                *
Vice President, Regulatory and Quality Assurance
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey  08091 (12)

Mark Adams                                                              40,000                                *
Vice President, Sales and Marketing
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey  08091 (13)

All executive officers and directors as a group                      6,310,096                              27%
(9 persons) (14)

* Represents beneficial ownership of less than 1% of the common stock.
--------------------

(1) Applicable percentage ownership as of October 20, 2004 is 23,524,316 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of those rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) The information set forth with respect to the Cardiac Capital Group is based on information contained in a Statement on Schedule 13D filed with the SEC on April 5, 2001 (the "Cardiac Capital Schedule 13D"). The shares reflected in the table represent (i) 2,250,000 shares beneficially owned by Cardiac Capital, LLC; (ii) 2,250,000 shares beneficially owned by Rollins Investment Fund, indirectly as a 50% owner of Cardiac Capital, LLC, with shared voting and investment power with David A. Jenkins (see footnotes (3), (4) and (5)); (iii) 2,250,000 shares beneficially owned by each of R. Randall Rollins and Gary W. Rollins, indirectly as equal owners of Rollins Investment Fund, with shared voting and investment power with David A. Jenkins (see footnotes
         (3), (4) and (5)); and (iv) 3,388,500 shares beneficially owned by David A. Jenkins, 2,250,000 of which shares are owned with shared voting and investment power with Rollins Investment Fund, R. Randall Rollins and Gary W. Rollins (see footnotes (3) and (5)).

(3) In the Cardiac Capital Schedule 13D, the members of the group have reported that Cardiac Capital, LLC, the record owner of the securities reflected, is a Georgia limited liability company, the ownership of which is divided equally between Rollins Investment Fund, a Georgia general partnership consisting of R. Randall Rollins and Gary W. Rollins, and David A. Jenkins. Includes 750,000 shares issuable upon exercise of outstanding warrants exercisable by Cardiac Capital (see footnotes (2), (4) and (5)).

(4) In the Cardiac Capital Schedule 13D, Rollins Investment Fund has reported that it is a Georgia general partnership, the ownership of which is divided equally between R. Randall Rollins and Gary W. Rollins. Rollins Investment Fund owns 50% of Cardiac Capital, LLC, the record owner of the shares of Common Stock and warrant shares reflected in the table, and, as such, the Rollins Investment Fund's ownership is indirect and it shares voting and investment power with David Jenkins, the other 50% owner of Cardiac Capital. Rollins Investment Fund and David Jenkins, together with EP MedSystems, have entered into a letter agreement, dated March, 2002, pursuant to which David Jenkins has agreed that he shall forbear from selling any shares of Common Stock of EP MedSystems owned by him, and shall cause his spouse, his lineal descendants and any trust for the benefit of any of them to similarly forbear from selling any shares of Common Stock of EP MedSystems owned by any of them during the first year following the closing without the prior written consent of Rollins Investment Fund. Under the letter agreement, Mr. Jenkins has further agreed that, notwithstanding any provision to the contrary in the operating agreement of Cardiac
                                       20


         Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing may be made by Rollins Investment Fund in its sole judgment and without the consent of Mr. Jenkins. Includes 750,000 shares issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital. Rollins Investment Fund disclaims beneficial ownership of 1,125,000 shares (i.e., 50%) of Common Stock and warrant shares and each of Messrs. R. Randall Rollins and Gary W. Rollins disclaims beneficial ownership of one-half of such shares (see footnotes (2), (3) and (5)).

(5) Includes 166,000 shares issuable upon exercise of fully vested options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins' wife as custodian for his children. Also includes 2,250,000 shares beneficially owned by Cardiac Capital, LLC, the ownership of which is divided equally between Mr. Jenkins and Rollins Investment Fund and, as such, Mr. Jenkins' ownership is indirect and he shares voting and investment power with Rollins Investment Fund; 750,000 of such shares are issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital, LLC (see footnotes (2), (3) and (4)). Mr. Jenkins disclaims beneficial ownership of (i) 42,500 shares held by his wife, (ii) 20,000 shares held by his wife as custodian for his children, and (iii) 1,125,000 shares (i.e., 50%) of Common Stock and warrant shares held of record by Cardiac Capital, LLC.

(6) The information set forth with respect to the EGS Group is based on information contained in a Statement on Schedule 13D filed with the SEC on March 18, 2003 and other information known to the Company. The shares reflected in the table represent (i) 2,687,946 shares beneficially owned by EGS Private Healthcare Associates, LLC ("EGS Associates"), indirectly through its ownership of EGS Private Healthcare Partnership, L.P. ("EGS Partnership"), which is the record owner of 2,316,734 shares (which includes 306,250 shares issuable upon the exercise of outstanding warrants) and EGS Private Healthcare Counterpart, L.P. ("EGS Counterpart"), which is the record owner of 343,212 shares (which includes 56,000 shares issuable upon the exercise of outstanding warrants); (ii) 259,380 shares beneficially owned by Greenberg Healthcare Management, LLC ("Greenberg Management"), indirectly through its ownership of The Pharmaceutical/Medical Technology Fund, L.P. ("Pharma/Medical"), which is the record owner of the 215,682 shares and through its role as investment adviser of Strategic Healthcare Investment Fund (having an address at c/o MeesPierson (Cayman) Limited, British American Centre, Phase 3, Dr. Roy's Drive, P.O. Box 2003, George Town, Grand Cayman, Cayman Islands, B.W.I.), which is the record owner of the 43,698 shares; (iii) 2,939,326 shares beneficially owned by Frederic Greenberg indirectly, as Managing Member of Greenberg Management and EGS Associates, (iv) 20,000 shares beneficially owned by Frederic Greenberg; (v) 2,687,946 shares beneficially owned by Abhijeet Lele, indirectly, as Managing Member of EGS Private Healthcare Management, LLC, which is the General Partner of EGS Partnership and EGS Counterpart, and (vi) 28,000 shares issuable upon exercise of fully vested options beneficially held by Abhijeet Lele.

(7) The information set forth with respect to the S.A.C. Capital group is based on information contained in a statement on Schedule 13G filed with the SEC on April 29, 2004.

(8) The information set forth with respect to Boston Scientific Corporation is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 17, 2004.

(9) Includes 107,000 shares issuable upon exercise of fully vested options and 100,000 shares issuable upon the exercise of outstanding warrants. See the Section entitled "Employment Agreements."

(10)     Includes 13,000 shares issuable upon exercise of fully vested options.

(11)     Includes 70,000 shares issuable upon exercise of fully vested options.

(12)     Includes 4,000 shares issuable upon exercise of fully vested options.

(13)     Includes 20,000 shares issuable upon exercise of fully vested options.

(14) Includes 1,870,413 shares issuable upon exercise of fully vested options and warrants.



                                   PROPOSAL 2
             APPROVAL OF THE AMENDMENT TO THE 2002 STOCK OPTION PLAN

GENERAL

         On May 4, 2004, the Board approved an amendment of the 2002 Stock Option Plan (the "Plan"), subject to shareholder approval, to increase the number of shares of Common Stock issuable under the Plan by 400,000 shares from 600,000 shares to 1,000,000 shares. At the Annual Meeting, shareholders will be asked to approve the amendment to the Plan.

         The Board of Directors believes that existing options have contributed substantially to the Company's ability to attract, retain and maximize the performance of officers and key employees, and that the additional options would, among other things, promote the interests of the Company and its shareholders by assisting the Company in continuing to successfully achieve these objectives. The Board believes that the 400,000 additional shares of Common Stock available for issuance as a result of the amendment should be sufficient to meet the Company's requirements for approximately two (2) to three
(3) years. The following is a summary of the key features of the Plan, including the proposed amendment, and so is qualified in its entirety by reference to the full text of the Plan, which is annexed to this Proxy Statement as Appendix B.

         Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies "FOR" amendment of the Plan.

SUMMARY DESCRIPTION OF THE PLAN


         The Plan was adopted by the Board of Directors in March of 2002 and became effective on August 29, 2002 after approval of the shareholders at the 2002 Annual Meeting. A total of 600,000 shares of Common Stock are currently reserved for issuance under the Plan. As of September 30, 2004, options to purchase 520,000 shares were outstanding, which excludes options to purchase 45,000 shares which were granted contingent upon shareholder approval of this amendment, and 70,000 shares were available for future issuance. Such options were held by 9 employees of the Company and were exercisable at exercise prices ranging from $1.32 to $3.18 with an average exercise price of $2.40 per share.


         The Plan provides for grants of "incentive" stock options ("ISO") to officers and employees and "non-qualified" stock options ("NQSO") to officers, employees, advisors and consultants of the Company. All employees are currently eligible to participate in the Plan.

         The Plan is administered by the Compensation Committee, which determines, at its discretion, the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability thereof. Because the Compensation Committee determines the optionees in its discretion, it is not possible to predict the amounts that will be received by or allocated to particular individuals or groups of employees. Set forth in this Proxy Statement in the section titled "Executive Compensation and Related Matters" is information relating to outstanding options previously granted to certain executive officers and directors.

         The Compensation Committee may, in its discretion, accelerate the exercise date of outstanding options and, in connection with EP MedSystems consummating a transaction, take other actions to terminate or cash out existing options or issue new options of a successor corporation.

         Except with respect to options then outstanding, the Plan will expire on the earliest to occur of (a) the tenth anniversary of the date on which the Plan was adopted by the Board of Directors, (b) the tenth anniversary of the date on which the Plan was approved by the shareholders, or (c) the date as of which the Board, in its sole discretion, determines to terminate the Plan.

         The exercise price of an ISO granted under the Plan must be equal to at least the fair market value of the common stock on the date of grant, and the term of such option may not exceed ten years. With respect to any optionee who owns (or is deemed to own through attribution from certain related persons) stock representing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any ISO must be equal to at least 110% of the fair market value of our common stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of our common stock (determined as of the date of the option grant) for which an ISO may for the first time become exercisable in any calendar year may not exceed $100,000. The exercise price for any NQSO will be established by the Compensation Committee, and may be more or less than the fair market value of our common stock on the date of grant. As of October 26, 2004, the last reported sales price per share of our common stock on the Nasdaq SmallCap Market was $2.94

         The options will be granted at no cost to the optionee. Payment of the exercise price for options is generally in cash, but the Compensation Committee, subject to applicable law, may permit non-executive officer optionees to pay the exercise price by issuing a promissory note upon terms satisfactory to the Compensation Committee.

         The Board may, at any time, terminate, modify or amend the Plan without shareholder approval, except for an increase in the number of shares subject to the Plan or where the vote of shareholders is required under the Internal Revenue Code of 1986, as amended (the "Code"), with respect to ISOs or under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Such modifications or amendments may, for instance, modify the requirements for eligibility for participation or change the class of eligible participants or increase the benefits accruing to eligible participants with respect to options granted under the Plan, provided that the Board cannot adversely affect the rights of an optionee under a previously granted option without the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

         The following discussion summarizes the material federal income tax consequences of participation in the Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. It also assumes that options granted under the Plan may be exercised only as to vested shares (that is, shares that are not subject to a Company repurchase right or other similar forfeiture condition). The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign tax consequences, or any estate or gift tax consequences.

         OPTIONS. An optionee will not have any taxable income at the time an ISO is granted. Furthermore, an optionee will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price of the shares will be a preference item that could create an alternative minimum tax liability. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two (2) years after the grant of the ISO or one (1) year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option exercise price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the optionee disposes of the shares within two (2) years of the date of grant of the ISO or within one (1) year of exercise of the ISO, the disposition is normally a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the amount received for the shares (or, if less, the fair market value of the shares at the time the ISO is exercised) over the option exercise price of the shares. The balance of the gain, if any, will be long-term or short-term capital gain depending on whether the shares were sold more than one (1) year after the ISO was exercised. The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits the Company's deduction in any one (1) year for renumeration paid to certain executives in excess of $1 million) or is otherwise limited under the Code.

         A recipient of an NQSO will not have any income at the time the NQSO is granted, nor will the Company be entitled to a deduction at that time. When an NQSO is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. The Company will be entitled to a tax deduction with respect to an NQSO at the same time and in the same amount as the recipient, assuming that the deduction is not disallowed by
Section 162(m) of the Code (which limits the Company's deduction in any one (1) year for remuneration paid to certain executives in excess of $1 million) or is otherwise limited under the Code. Upon the disposition of stock acquired upon exercise of an NQSO, the optionee recognizes either long-term or short-term capital gain or loss, depending on whether the shares were sold more than one
(1) year after the NQSO was exercised. The Company may allow NQSOs to be transferred subject to conditions and restrictions imposed by the Compensation Committee; special tax rules may apply on such a transfer.

         In the case of both ISOs and NQSOs, special federal income tax rules apply if our common stock is used to pay all or part of the option price.

         LIMITATION ON DEDUCTION OF CERTAIN COMPENSATION. A publicly-held corporation may not deduct compensation of over $1 million paid in any year to one of its top five officers unless the compensation constitutes "qualified performance-based" compensation under the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE PLAN.


                                   PROPOSAL 3
         AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

SUMMARY OF AMENDMENT

         The Board of Directors has authorized an amendment to EP MedSystems' Amended Certificate, subject to shareholder approval, to increase the number of authorized shares of our common stock by 10,000,000 shares, from 30,000,000 shares to 40,000,000 shares. The proposed amendment is attached to this Proxy Statement as Appendix C. The Board of Directors has determined that the amendment is in the best interests of EP MedSystems and its shareholders, and unanimously recommends approval by the shareholders.


DESCRIPTION OF CAPITAL STOCK

     Our current Amended Certificate authorizes the issuance of 30,000,000 shares of our common stock and 5,000,000 shares of our preferred stock. As of November 18, 2004, there were approximately 23,570,816 shares of our common stock and 373,779 shares of our preferred stock issued and outstanding, 4,873,436 authorized shares of our common stock reserved for issuance pursuant to options, warrants, contractual commitments or other arrangements (including 387,946 shares reserved for issuance upon conversion of our outstanding preferred stock and excluding options to purchase 45,000 shares of our common stock which are issuable upon shareholder approval of Proposal 2 above) and 1,555,748 authorized and unissued shares of our common stock that are not reserved for any specific use and are available for future issuances. After the proposed increase in authorized shares, there will be 11,555,748 authorized and unissued shares of our common stock that are not reserved for any specific use and are available for future issuances.

PURPOSE OF THE PROPOSED AMENDMENT TO THE AMENDED CERTIFICATE


     EP MedSystems proposes an increase in the number of shares of our common stock in order to reserve shares for issuance in the future for appropriate corporate purposes, as may be considered advisable by the Board. Having such shares available for issuance in the future will give us greater flexibility and will allow shares to be issued as determined by the Board without the expense and delay of a special stockholders' meeting to further amend the Amended Certificate. Such stock could be used, for example, for possible strategic relationships, for possible financings, or to increase the number of shares issuable under our 2002 Stock Option Plan.


EFFECTS OF THE PROPOSED AMENDMENT


     The rights of EP MedSystems' stockholders will not be affected by the increase in the number of authorized shares of our common stock. However, the Board will have the authority to issues additional shares of authorized common stock without additional action or authorization by our shareholders prior to such issuance, unless shareholder approval is required by applicable law or the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted. For example, Nasdaq Rule 4350(i)(D) requires shareholder approval in connection with a private offering of 20% or more of the shares of common stock of a company at a price less than the greater of book or market value. If additional shares of our common stock are issued, this may have a dilutive effect on earnings per share and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock. The holders of our common stock have no preemptive rights to subscribe for or purchase additional shares of common stock that may be issued in the future.

     Although in some circumstances the availability for issuance of additional shares of common stock could have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of EP MedSystems with another company), the current proposal to amend the Amended Certificate is not in response to any effort to accumulate EP MedSystems' common stock or to obtain control of EP MedSystems by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Board is not aware of any attempt to take control of the Company, has not presented this proposal with the intention that the increase in the authorized shares of common stock be used as a type of anti-takeover device and currently has no plans to implement additional measures that may have anti-takeover effects.

Existing provisions of our Amended Certificate, By-laws, other agreements, and applicable state laws which may have anti-takeover effects include the following:



        o Our Amended Certificate does not provide for cumulative voting with respect to the election of directors, but does provide for staggered elections of our board of directors. As a result, shareholders who have large holdings of our common stock may be able to control the election of members of our board, which may have the effect of delaying or preventing a change in control of us, including transactions in which our shareholders might otherwise receive a premium for their shares over current market prices. The staggered board provision makes it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. Such provisions are applicable to all elections of directors, not only elections occurring after a change in control.

        o Pursuant to our Amended Certificate, the board of directors has the authority to issue up to 5,000,000 shares of without any further vote or action by the shareholders. The board of directors, without shareholder approval, can issue preferred stock with voting and conversion rights, which could adversely affect the voting power of the holders of our common stock. Currently, 373,779 shares of our Series A Convertible Preferred Stock are outstanding.

                Those shares are currently convertible, at our or the holder's option, into 387,946 shares of common stock. We have no present intention to issue additional shares of preferred stock. The potential future issuance of preferred stock under certain circumstances may have the effect of delaying, deferring or preventing a change in control of us or otherwise may adversely affect the rights of the holders of our common stock.

        o Our By-laws provide that only our Board of Directors, the Chairman of our Board or our President may call a special meeting of the shareholders and that shareholders may not take action by written consent without a meeting. These provisions limit the ability of a potential acquirer or stockholders favoring a change of control to act quickly by special meeting or without a meeting.

        o The vesting of all options granted pursuant to our 1995 Long Term Incentive Plan, 1995 Director Option Plan, 2002 Stock Option Plan, and other agreements accelerate in the event of (and immediately prior to) a change in control of the Company. Currently, approximately 800,000 shares are issuable upon the exercise of vested options and approximately 1,000,000 shares are issuable upon the excercise of unvested options granted pursuant to these plans and agreements.

        o Section 14A:10A of the New Jersey Business Corporation Act (also know as the "New Jersey Shareholders' Protection Act") provides that, with certain exceptions, an "interested stockholder" is prohibited from engaging in a "business combination" with the company for five years following the date the stockholder first became "interested" unless the company's board approved the particular business combination before the acquirer became an interested stockholder. After five years have elapsed, the interested stockholder may engage in a business combination if certain conditions are met.

RECENT PROPOSALS TO INCREASE THE NUMBER OF SHARES

     On November 17, 2003, our shareholders approved an amendment to our Amended Certificate to increase the number of authorized shares of our common stock from 25,000,000 shares to 30,000,000 shares. The amendment was filed with the State of New Jersey on December 22, 2003. This increase in shares was intended to give us greater flexibility and to allow shares to be issued as determined by the Board without the expense and delay of a special stockholders' meeting. Such stock could be and has been used used, for example, for possible strategic relationships, for financings, or to increase the number of shares issuable under our 2002 Stock Option Plan. On December 26, 2003, we issued 3,200,000 shares of our common stock to selected institutional and other accredited investors in a private placement. Pursuant to a Senior Medical Advisor Consulting Agreement between Dr. Sanjeev Saksena and EP MedSystems dated May 21, 2004, we issued 40,000 shares of our common stock and granted options to purchase 50,000 shares of our common stock to Dr. Saksena. In addition, approximately 300,000 shares of our common stock were reserved for issuance upon conversion of a portion of a Secured Convertible Note issued by us to Laurus Master Fund, Ltd. on August 29, 2003. We currently have no plan, understandings or arrangements to issue additional shares of common stock except on terms which the Board deems to be in the best interest of EP MedSystems and its shareholders.


         If Proposal 3 is approved, the Amended Certificate, as amended, will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of New Jersey.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE AMENDED CERTIFICATE.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                                  MISCELLANEOUS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires EP MedSystems' executive officers, directors and beneficial owners of more than 10% of EP MedSystems' common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish EP MedSystems with copies of all Section 16(a) forms which they file. Based solely on our review of the copies of such forms received by us or oral or written representations from certain reporting persons that no Statements of Beneficial Ownership on Form 5 were required for these persons, we believe that, with respect to the year ended December 31, 2003, our executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

         During the 2003 fiscal year, each of Paul L. Ray, a Director of the Company, Charles B. Byrd, the Company's Vice President - Engineering and Manufacturing, Matthew C. Hill, the Company's Chief Financial Officer, John Talarico, the Company's Vice President - Regulatory Affairs and Qualify Assurance, Mark Adams, the Company's former Vice President - Sales and Marketing and Richard C. Williams, a Director of the Company, failed to file their respective Form 3 (Initial Statement of Beneficial Ownership of Securities) in a timely fashion. Each of the above referenced persons subsequently filed a Form 3 in March of 2004. Abhijeet Lele, a Director of the Company, failed to file two Form 4s (Statement of Changes in Beneficial Ownership) in a timely fashion. Mr. Lele subsequently filed Form 4s on February 19, 2003 (which included one transaction not reported on a timely basis) and March 25, 2003 (which included two transactions not reported on a timely basis).

SHAREHOLDER PROPOSALS

         Shareholder proposals intended for inclusion in the proxy materials for EP MedSystems' 2005 Annual Meeting of Shareholders in reliance of Rule 14a-8 of the Exchange Act must be received by EP MedSystems no later than July 11, 2005, in such form as is required by the Securities and Exchange Commission. Shareholder proposals submitted outside of the process of Rule 14a-8 must be received by EP MedSystems no later than October 1, 2005. Such proposals should be directed to EP MedSystems, Inc. at its principal executive offices, 575 Route 73 North, Building D, West Berlin, New Jersey, 08091.

                                  ANNUAL REPORT

         A copy of EP MedSystems' Annual Report to Shareholders for the year ended December 31, 2003, including audited financial statements, accompanies this proxy statement. The financial statements and management discussion and analysis contained therein are incorporated by reference and are deemed part of this soliciting material.

                                   FORM 10-KSB

A COPY OF EP MEDSYSTEMS' ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT EP MEDSYSTEMS' PRINCIPAL EXECUTIVE OFFICES.

                                By Order of the Board of Directors


                                Matthew C. Hill
                                Chief Financial Officer, Treasurer and Secretary

November __, 2004

                                   APPENDIX A
                                   ----------

                               EP MEDSYSTEMS, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER
                          (dated as of April 1, 2001 )

ORGANIZATION

There shall be a committee appointed by the Board of Directors of EP MedSystems, Inc., a New Jersey corporation (the "Corporation"), of not less than two (2) members or as required by the Securities and Exchange Commission (the "SEC"), the applicable stock exchange regulations, or other applicable federal and state laws to be known as the audit committee (the "Committee"). The Committee shall be composed of members of the board of directors a majority of whom are independent of the management of the Corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. The members of the Committee shall have the financial knowledge or experience to enable them to carry out their responsibilities and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

STATEMENT OF POLICY

The Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the board of directors, the independent auditors, and the financial management of the Corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the board of directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

         o Review and recommend to the board of directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

         o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and solicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed control or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

         o Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Review the financial statements contained in the annual report on Form 10-K and interim financial statements contained in the quarterly reports on Form 10-Q with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. If the quarterly report states that the interim financial statements have been reviewed by the independent auditors, the Committee shall obtain a report of such review from the independent auditors and provide for such report to be included in the quarterly report. Any changes in accounting principles should be reviewed.

         o In reviewing the financial statements contained in the annual report on Form 10-K, the Committee shall provide the board of directors with a written report stating whether:

                  i) The Committee reviewed and discussed the audited financial statement with management;
                  ii) The Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards);
                  iii) The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence; and
                  iv) Based upon (i) through (iii), the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         o Review all of the Corporation's filings with the SEC to ensure that the rules and regulations relating to the Corporation's financial statements are complied with.

         o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, and accounting auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the Corporation.

         o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         o Investigate, within the scope of its duties, any matter brought to its attention with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

         o Comply with the rules and regulations regarding the requirements of the Corporation's financial statements and of the composition and conduct of an audit committee as may be required by SEC regulations; applicable stock exchange requirements or other applicable federal and state law.

                                   APPENDIX B

                             PROPOSED AMENDMENTS TO
                               EP MEDSYSTEMS, INC.
                             2002 STOCK OPTION PLAN


The EP MedSystems, Inc. 2002 Stock Option Plan (the "Plan") is hereby amended as follows:

1. The first sentence of Section 3.1 of the Plan is hereby amended and restated in entirety as follows:

     "Subject to adjustment pursuant to the provisions of Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold or awarded under the Plan shall not exceed 1,000,000 shares."

2. Ratification. Except as expressly set forth in this First Amendment to the Plan, the Plan is hereby ratified and confirmed without modification.


3. Effective Date. The effective date of this amendment to the Plan shall be December [__], 2004, subject to stockholder approval.


                               EP MEDSYSTEMS, INC.
                             2002 STOCK OPTION PLAN
                          AS AMENDED BY FIRST AMENDMENT


1.       DEFINITIONS

         As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         1.1      "Board" - The Board of Directors of the Company.

         1.2 "Committee" - The Compensation Committee of the Company, being comprised of two or more members of the Board appointed by the Board to administer the Plan. The Committee shall consist solely of directors who are "nonemployee directors" within the meaning of Regulation 16b-3 under Section 16 of the Securities Exchange Act of 1934, as such regulations may be amended from time to time. To the extent feasible, the members of the Committee shall also be "outside directors" as that term is defined in the Treasury Regulations under
Section 162(m) of the Code.

         1.3 "Company" - EP MedSystems, Inc., a New Jersey corporation, and any Subsidiary thereof.

         1.4 "Code" - The United States Internal Revenue Code of 1986, as from time to time amended.

         1.5 "Eligible Participant" - Any person who is an officer, employee, advisor or consultant of the Company as determined by the Committee.

         1.6 "Fair Market Value" - The per share fair market value of the Stock of the Company, determined by and in accordance with such valuation procedures and methods as are established from time to time by the Committee in good faith and in accordance with the provisions of the Code and any regulations promulgated thereunder. In particular, Treasury Regulation 20.2031-2(c) provides that fair market value may be determined by taking the mean between the bona fide bid and ask prices on the valuation date, or if none, by taking a weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the valuation date, if both such nearest dates are within a reasonable period; if such bid and ask prices are unavailable, fair market value is to be determined by taking into consideration the Company's net worth, prospective earning power and dividend paying capacity and other relevant factors such as good will, economic outlook in the Company's industry, the Company's position in the industry and its management, the size of the block of stock to be valued, and the values of stock of corporation engaged in the same or similar lines of business.

         1.7 "Option" - An option to purchase Stock of the Company granted pursuant to the provisions of the Plan. Options granted to officers and employees may be either (a) Incentive Stock Options as defined in Section 422 of the Code ("ISOs") or (b) non-statutory stock options ("NQSOs") or any combination thereof at the discretion of the Committee. Options granted to advisors and consultants shall be NQSOs. The status of each grant as an ISO or NQSO shall be clearly set forth at the time of the grant of the Option, provided, however, that in the event that the aggregate fair market value (determined as of the date(s) of grant) of the shares of stock with respect to which an ISO become exercisable for the first time by an Optionee exceeds $100,000 in any calendar year, the Options with respect to the excess shares will be NQSOs notwithstanding anything contained in the grant of the Option to the contrary.

         1.8 "Optionee" - The person to whom an Option has been granted pursuant to the provisions of the Plan.

         1.9 "Option Price" - The per share exercise price of the Stock with respect to which an Option has been granted under the Plan.

         1.10     "Plan" - The EP MedSystems, Inc. 2002 Stock Option Plan.

         1.11     "Stock" - The common stock of the Company.

         1.12 "Subsidiary" - Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

2. ESTABLISHMENT AND PURPOSE OF PLAN

         2.1 Establishment of Plan. The Company hereby establishes the Plan to reward and provide incentives for those Eligible Participants who are primarily responsible for the future growth, development and financial success of the Company or a Subsidiary.

         2.2 Purpose of Plan. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Eligible Participants of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such Eligible Participants of Options to purchase Stock in the Company pursuant to the terms of the Plan. By encouraging such Eligible Participants to become owners of shares of Stock in the Company, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

         2.3 Effective Date of Plan. The Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; provided, however, that no Option intended to be an ISO shall be exercisable by an Optionee unless and until the Plan shall have been approved by the shareholders of the Company within 12 months before or after the date of adoption of the Plan by the Board.

         2.4 Expiration of the Plan. Except with respect to Options then outstanding, the Plan shall expire on the earliest to occur of (a) the tenth anniversary of the date on which the Plan was adopted by the Board, (b) the tenth anniversary of the date on which the Plan was approved by the shareholders of the Company, or (c) the date as of which the Board, in its sole discretion, determines to terminate the Plan (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or have terminated or expired by their respective terms or as otherwise provided under the Plan.

3. STOCK SUBJECT TO PLAN

         3.1 Limitations. Subject to adjustment pursuant to the provisions of
Section 3.2 hereof, the number of shares of Stock of the Company which may be issued and sold or awarded under the Plan shall not exceed 1,000,000 shares.

         3.2      Adjustments.

                  (a) Anti-Dilution. In the event that the outstanding shares of Stock of the Company are hereafter changed or converted into, or exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation by reason of a reorganization, merger, consolidation, recapitalization, reclassification, combination of shares, stock dividend, stock split or reverse stock split, appropriate adjustment shall be made in the number of shares and kind of stock which may be granted subject to the provisions of Section 3.1, and subject to unexercised Options, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event.

                  (b) Non-survival of the Company. In the event of a dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such liquidation, dissolution, merger or combination, to exercise his or her Option, in whole or in part, to the extent that such Option is then otherwise exercisable and has not previously been exercised, provided, however, that no adjustment shall be made to an ISO which would constitute a "modification" of such Option, as such term is defined in Section 424(h)(3) of the Code.

         3.3 Effect of Exercise or Termination of Option. Shares of Stock with respect to which an Option granted under the Plan shall have been exercised shall not again be available for grant under the Plan. In the event that Options granted under the Plan shall terminate, expire or be canceled for any reason without being wholly exercised, new Options may be granted under the Plan with respect to shares of Stock covered by the unexercised portion of such terminated, expired or canceled Options, all of which may be granted as ISOs.

         3.4 Character of Shares. The shares of Stock issuable upon exercise of an Option granted under the Plan may be (i) authorized but unissued shares of Stock, (ii) shares of Stock held in the Company's treasury, or (iii) a combination of both.

         3.5 Reservation of Shares. The number of shares of Stock reserved by the Company for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4. ADMINISTRATION OF THE PLAN

         4.1 Administration by Committee. Options under the Plan shall be granted and the Plan shall be administered by the Committee or such other committee as the Board of Directors of the Company shall determine in its discretion. If no committee is appointed, reference to the "Committee" shall be deemed to refer to the Board of Directors of the Company.

         4.2 Powers and Duties. Subject to the provisions of the Plan, the Committee shall have sole discretion and authority to determine the Eligible Participants to whom Options shall be granted, the number of shares to be covered by any such Option, and the time or times at which any Option may be granted or exercised. The Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Option Agreement executed pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

         4.3 Quorum and Majority Rule. A majority of the then members of the Committee shall constitute a quorum and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

         4.4 Liability of Committee. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5. OPTIONS GRANTED UNDER THE PLAN

         5.1 Grant of Options. Options shall be granted only to Eligible Participants. An Eligible Participant may be granted one or more Options. Each Option granted under the Plan shall be evidenced by a writing addressed to the Optionee and dated as of the date that the Option is granted by the Committee (an "Option Agreement"). The Option Agreement shall contain such terms and conditions as shall be determined by the Committee, consistent with the Plan.

         5.2 Participation Limitation. The aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options become exercisable for the first time by any Optionee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value of the Stock with respect to which Options are granted shall be determined as of the date or dates the Options are granted and the foregoing provisions shall be applied by aggregating all Incentive Stock Options granted to an Optionee by the Company.

         5.3 Option Price. The Option Price of the Stock subject to each Option shall be determined by the Committee, provided, however, that in the case of an Incentive Stock Option the Option Price shall not be less than 100%, or, in the case of an Incentive Stock Option granted to an individual who, immediately after the grant, would own, within the meaning of Section 424(d) of the Code, more than 10% of the voting stock of the Company, 110%, of the Fair Market Value of the Stock on the date the Option is granted.

         5.4 Option Exercise Period. The period during which any Option granted under the Plan may be exercised shall not be more than ten years or, in the case of an Incentive Stock Option granted to an individual who, immediately after the grant, would own more than 10% of the voting stock of the Company, five years, from the date of grant of the Option.

         5.5      Option Exercise.

                  (a) Procedure for Exercise. An Option granted pursuant to the Plan shall be exercisable, in whole or in part, at such time or times or within such period or periods, or upon the occurrence of such event or events, as shall be determined by the Committee and set forth in the Option Agreement. If an Option is not at the time of grant immediately exercisable in full, the Committee may (i) in the Option Agreement evidencing such Option provide for the acceleration of the exercise date or dates of such Option, in whole or in part, upon the occurrence of specified events, or (ii) at any time prior to the complete expiration of an Option, accelerate, in whole or in part, the exercise date or dates of the Option. Exercise shall be effected prior to the termination of the Option by delivery by the Optionee of written notice to the Company specifying the number of shares of Stock to be purchased accompanied by full payment for such shares of Stock. The right of exercise shall be cumulative. Full payment shall be in cash, or at the discretion of the Committee, by the Optionee's note payable over such period of time, at such rate of interest and in form and substance as shall be satisfactory to the Committee.

                  (b) Restrictions on Exercise.

                           (i) No Option by its terms shall be exercisable after
                  the expiration of ten years from the date such Option is granted.

                           (ii) No Option may be exercised at a time when the
                  exercise thereof or the issuance or transfer of shares upon such exercise would, in the opinion of the Committee, constitute a violation of any law, federal, state, local or foreign, or any regulations thereunder, or the requirements of the Nasdaq Stock Market or any other national securities exchange or market.

                           (iii) No Option granted pursuant to the Plan may be
                  assigned or otherwise transferred by an Optionee and shall be exercisable during the lifetime of the Optionee only by him or her.

                           (iv) The Committee, in its discretion, may require an
                  Optionee to (A) represent in writing that the shares of Stock to be received upon exercise of an Option are being acquired for his or her own account for investment and not with a view to distribution thereof, nor with any present intention of distributing the same, and (B) make such other representations and warranties as are deemed necessary by counsel to the Company. Unless Shares issuable upon the exercise of Options are registered by the Company, stock certificates representing shares of Stock not registered under the Securities Act of 1933, as amended (the "1933 Act"), acquired upon the exercise of Options shall bear a legend in substantially the following form:

                            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                           NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                           (v) No Option may be exercised for any fractional
                  share.

                  (c) Vesting.

                           (i) Any Options granted pursuant to this Plan shall
                  vest and be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee or as set forth in the Optionee's Option Agreement.

                           (ii) The Committee may, in its discretion, as to
                  outstanding Options (A) accelerate the exercise date or dates of the Options pursuant to Section 5.5(a) hereof, (B) upon written notice to the holders thereof, provided the Options have been accelerated pursuant to Clause (A) above, terminate all such Options prior to the consummation of a transaction unless exercised within a prescribed period, (C) provide for payment of an amount equal to the excess of the Fair Market Value, as determined by the Committee, over the Option Price of such shares as of the date of a transaction, in exchange for the surrender of the right to exercise such Options, or
                  (D) provide for the assumption of such Options, or the substitution therefor of new Options, by a successor corporation or entity, provided, however, that with respect to ISOs, the requirements of Section 424 of the Code shall be met.

         5.6      Termination of Option.

                  (a) Expiration or Termination of Employment. Except as specifically provided in Section 3.2(b) and Sections 5.6(b) and 5.6(c) hereof, the Options granted hereunder shall terminate as of the close of business on the earliest to occur of the date of (i) expiration of the Exercise Period, (ii) an event of default or breach by an Optionee of the terms and conditions of the grant of the Option, or (iii) termination of an Optionee's employment or engagement as an agent or consultant with the Company for cause. If an Optionee's employment is terminated other than for cause, death (as provided in subsection (b) below) or retirement or disability (both as provided in subsection (c) below), the Optionee must exercise his or her Option, if at all and only to the extent the Option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan.

                  (b) Death of Optionee. In the event that an Optionee dies prior to the exercise of his or her Option in full, the Option may be exercised by the Optionee's executors, administrators or heirs within one year after the date of the Optionee's death, provided such death occurred during the Optionee's employment or engagement as an agent or consultant with the Company or within three months following the termination of his or her employment with the Company by reason of the Optionee's retirement after reaching the age of 65 years or the Optionee's retirement after becoming permanently disabled. Such Option may be so exercised by the Optionee's executors, administrators or heirs only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of the (i) retirement of the Optionee after reaching the age of 65 years or after becoming permanently disabled, or (ii) death of the Optionee. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

                  (c) Retirement or Disability. If an Optionee's employment with the Company is terminated prior to the exercise of his or her Option in full, by reason of the Optionee's retirement after reaching the age of 65 years or by reason of the Optionee's retirement after becoming permanently disabled, the Optionee shall have the right, during the period ending three months after the date of his or her termination of employment, to exercise the Option. Such Option may be exercised by the Optionee only with respect to that number of shares of Stock which the Optionee had an Option to purchase and which Option was exercisable (but had not theretofore been exercised) as of the date of the earlier of (i) the retirement of the Optionee after reaching the age of 65 years, or (ii) the date the Optionee becomes permanently disabled. In no event may the Option be exercised at any time after the expiration of the Option Exercise Period set forth in Section 5.4 hereof.

         5.7 Rights as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to an Option prior to purchase of such shares of Stock by exercise of such Option as provided in the Plan.

         5.8 Right of the Company to Terminate Employment. Nothing contained in the Plan or any Option granted under the Plan shall confer on an Optionee any right to continued employment by the Company or interfere in any way with the right of the Company or a Subsidiary to terminate an Optionee's employment with it any time for any reason or for no reason.

6. DELIVERY OF STOCK CERTIFICATES

         6.1 Delivery of Stock Certificates. The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of all or any portion of any Option granted under the Plan prior to the fulfillment of any of the following conditions which may, from time to time, be applicable to the issuance of the Stock:

                  (a) Listing of Shares. The admission of such shares of Stock to listing on (i) all stock exchanges on which the Stock of the Company is then listed or (ii) the Nasdaq Stock Market.

                  (b) Registration and/or Qualification of Shares. The completion of any registration or other qualification of such shares of Stock under any federal or state securities laws or under the regulations promulgated by the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Committee shall deem necessary or advisable. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933, as amended, or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulations or requirement.

                  (c) Approval or Clearance. The obtaining of any approval or clearance from any federal or state governmental agency which the Committee shall determine to be necessary or advisable.

                  (d) Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

7. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

         7.1 Termination, Amendment and Modification of Plan. The Board may at any time terminate, modify or amend the Plan; provided, however, that if the approval of the shareholders of the Company shall be required for any modification or amendment under Section 422 of the Code, with respect to ISOs, or under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, with respect to shares of Stock registered under such Act, such approval shall be obtained before such modification or amendment shall become effective. Subject to the foregoing, the Board may (i) modify the requirements for eligibility for participation or change the class of Eligible Participants to whom Options may be granted under the Plan; (ii) increase the benefits accruing to Eligible Participants with respect to Options granted under the Plan or (iii) terminate the Plan at any time or amend or modify the Plan at any time or from time to time provided, however, that no such action of the Board shall do any of the following:

                  (a) Increase Number of Shares. Except as contemplated in
Section 3.2 of the Plan, increase the total number of shares of Stock subject to the Plan without the approval of shareholders.

                  (b) Change Terms of Outstanding Options. Change the Option Price or otherwise alter or impair any Option previously granted to an Optionee under the Plan without the consent of the Optionee.

         Notwithstanding the foregoing, no termination, modification or amendment of the Plan may, without the consent of an Optionee, adversely affect his or her rights under an option previously granted to such Optionee.

8.       MISCELLANEOUS

         8.1 Plan Binding on the Successors. The Plan shall be binding upon the successors and assigns of the Company.

         8.2 Withholding Taxes. The Company may deduct from any cash payments due to an Optionee upon exercise of an Option any federal, state or local withholding taxes and employment taxes relating thereto or, as a condition of delivery of any shares subject to Option due upon such exercise, require the Optionee to remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy such taxes; provided, however, that, subject to the prior approval of the Committee, the Optionee may, in whole or in part, satisfy such obligations (a) by permitting the Company to withhold some or all of the shares subject to Option, or (b) by delivering shares of Stock already owned by him or her. Shares so withheld or delivered shall have a fair market value, as determined by the Committee, equal to such obligations as of the date or dates the amounts of such taxes are required to be determined. At the time of any disqualifying disposition, the Optionee shall remit to the Company in cash the amount of any such taxes relating to such disposition.

         8.3 Governing Law. The validity and construction of the Plan and the Option Agreements shall be construed in accordance with and governed by the law of the State of New Jersey.

                                   APPENDIX C
                                   ----------

                                  AMENDMENT TO
                               EP MEDSYSTEMS, INC.
                        AMENDED AND RESTATED CERTIFICATE
                                OF INCORPORATION

The proposed amendment to the Amended Certificate consists of deleting the first paragraph of Article THIRD and inserting the following paragraph in lieu thereof:

         "The total number of shares of stock which the corporation shall have authority to issue is Forty-Five Million (45,000,000), to be divided into two classes designated as "Common Stock" and "Preferred Stock". The corporation shall be authorized to issue (a) Forty Million (40,000,000) shares of Common Stock, without par value, and (b) Five Million (5,000,000) shares of Preferred Stock, without par value."

                                 REVOCABLE PROXY
                               EP MEDSYSTEMS, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER __, 2004.

     The undersigned hereby appoint(s) Matthew C. Hill and Reinhard Schmidt, as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock and Series A Preferred Stock of EP MedSystems, Inc. held of record by the undersigned on October 20, 2004 at the annual meeting of shareholders of EP MedSystems to be held at 120 West 45th Street, 20th Floor, New York, New York, at 10:00 a.m., eastern standard time, on December __, 2004, with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.


PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.                        [X]
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

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

                                                                      FOR             WITHHOLD AUTHORITY
                                                                THE NOMINEE       TO VOTE FOR THE NOMINEE

1. ELECTION OF DIRECTORS

           CLASS III NOMINEES:
           ABHIJEET LELE                                           [   ]                        [    ]

           DAVID A. JENKINS                                        [   ]                        [    ]


                                                                     VOTE            VOTE
                                                                     FOR           AGAINST          ABSTAIN
                                                                     ---           -------          -------

2. APPROVAL OF AMENDMENT TO THE 2002
           STOCK OPTION PLAN                                       [   ]             [    ]            [    ]


                                                                     VOTE            VOTE
                                                                     FOR           AGAINST          ABSTAIN
                                                                     ---           -------          -------

3.     APPROVAL OF THE AMENDMENT TO THE                            [   ]             [    ]            [    ]
           AMENDED AND RESTATED CERTIFICATE OF
           INCORPORATION
------------------------------------

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3.

                                                                    YES                 NO
I PLAN TO ATTEND THE ANNUAL MEETING                              [    ]               [    ]


IMPORTANT -- PLEASE BE SURE TO DATE AND SIGN THIS PROXY BELOW.


SIGNATURE(S):_____________________________________                DATE _________________
                    SHAREHOLDER SIGNATURE

PLEASE  SIGN  EXACTLY  AS  YOUR  NAME  APPEARS   HEREON.   ATTORNEYS,  TRUSTEES, EXECUTORS  AND  OTHER  FIDUCIARIES  ACTING  IN  A
REPRESENTATIVE CAPACITY SHOULD SIGN THEIR NAMES AND GIVE THEIR TITLES. AN AUTHORIZED  PERSON SHOULD SIGN ON BEHALF OF CORPORATIONS,
PARTNERSHIPS, ASSOCIATIONS, ETC. AND GIVE HIS OR HER TITLE. IF YOUR SHARES ARE HELD BY TWO OR MORE PERSONS, EACH PERSON MUST SIGN.
RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
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